SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2009 (November 19, 2009)

E.DIGITAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-20734
(Commission File Number)

33-0591385
(IRS Employer Identification No.)

16770 West Bernardo Drive
San Diego, California 92127
(Address of principal executive offices)

(858) 304-3016
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

See Item 8.01 below. After the formal Annual Meeting the Registrant’s CEO, Alfred H. Falk and the Registrant’s Senior Vice President, Robert Putnam reported on the Registrant’s business and activities. A copy of the Registrant’s presentation made at the Annual Meeting is furnished herewith as Exhibit 99.1 to this Item 7.01 and shall not be deemed filed in this or any other filing of the Company under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in any such filing.

Item 8.01 Other Events.

On November 19, 2009, the Registrant held its Annual Meeting of Stockholders. Stockholders were acting upon two proposals (both were approved): (i) the election of Allen Cocumelli, Alfred H. Falk, Robert Putnam, Renee Warden and Eric M. Polis as directors and (ii) the ratification of the appointment of SingerLewak LLP as independent accountants for the Registrant for the fiscal year ending March 31, 2010.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Annual Meeting Presentation.*

•	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.DIGITAL CORPORATION

Date: November 20, 2009	By:	/s/ ROBERT PUTNAM
Robert Putnam, Senior Vice President, Interim Financial Officer and Secretary
(Principal Financial and Accounting Officer and duly authorized to sign on behalf of the Registrant)